UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                November 9, 2005


                                  ADVOCAT INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Delaware                 001-12996                 62-1559667
           --------                 ---------                 ----------

 (State or other jurisdiction      (Commission         (Employer Identification
       of incorporation)           File Number)                Number)


                  1621 Galleria Boulevard, Brentwood, TN 37027
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


         277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2005, the Registrant announced its results of operations for the third quarter ended September 30, 2005. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished pursuant to Item 2.02 herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

             Number      Exhibit
             ------      -------

             99.1        News Release dated November 9, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVOCAT INC.



                                       By:   /s/ L. Glynn Riddle, Jr.
                                             -----------------------------------
                                             L. Glynn Riddle, Jr.
                                             Chief Financial Officer

Date:  November 9, 2005

EXHIBIT INDEX
-------------

Number     Exhibit
------     -------

99.1       News Release dated November 9, 2005.